EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Texada Ventures Inc. (the “Company”) on Form 10-Q for the period ended May 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Brow, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:           July 15, 2011
By:         /s/ David Brow
David Brow
Chief Executive Officer and
Chief Financial Officer
(Principal Executive Officer
and Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Texada Ventures, Inc. and will be retained by Texada Ventures, Inc. to be furnished to the Securities and Exchange Commission or its staff upon request.